UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 3, 2008

CBL & ASSOCIATES PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-154718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

(423) 855-0001
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        At a meeting held on November 3, 2008, the Compensation Committee of the Board of Directors of CBL & Associates Properties, Inc. (the “Company”) approved the actions described below affecting the compensation of the following four individuals who currently qualify as “named executive officers” of the Company pursuant to Item 402(a)(3) of Securities and Exchange Commission Regulation S-K (following the retirement of the Company’s fifth named executive officer effective March 31, 2008):

Name:	Title:
Charles B. Lebovitz	Chairman of the Board and Chief Executive Officer
John N. Foy	Vice Chairman of the Board, Chief Financial Officer and Treasurer
Stephen D. Lebovitz	Director, President and Secretary
Augustus N. Stephas	Chief Operating Officer – Senior Vice President

The Compensation Committee decided to maintain 2009 Base Salaries for the Company’s named executive officers at 2008 levels. Accordingly, the 2009 Base Salary levels for the Company’s named executive officers are the same as those previously approved by the Compensation Committee at its November 5, 2007 meeting and described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 9, 2007.

Each of Charles B. Lebovitz, John N. Foy and Stephen D. Lebovitz are parties to deferred compensation agreements issued under the Company’s Amended and Restated Stock Incentive Plan, as amended (the “Stock Incentive Plan”), pursuant to which the amounts representing annual increases over their base salaries since 1995 are paid in quarterly installments in the form of the Company’s Common Stock rather than cash. With respect to Stephen D. Lebovitz, however, the Compensation Committee approved the termination of such arrangement, effective November 1, 2008.

Additionally, pursuant to actions taken by the Compensation Committee at the meeting, the annual bonus compensation that named executive officers Stephen D. Lebovitz and Augustus N. Stephas will receive for performance during the 2008 fiscal year will be reduced to 50% of the maximum amounts previously approved as 2008 bonus compensation for such officers by the Compensation Committee at its November 5, 2007 meeting (as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 9, 2007). Charles B. Lebovitz and John N. Foy each advised the Compensation Committee that they declined to accept any bonus compensation for 2008 performance.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ John N. Foy

John N. Foy

Vice Chairman,

Chief Financial Officer and Treasurer

Date: November 6, 2008